4Q AND FULL YEAR TWENTY22 INVESTOR PRESENTATION ORIGIN BANCORP, INC.

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc.'s ("Origin" or the "Company") future financial performance, business and growth strategy, projected plans and objectives, and any expected purchases of its outstanding common stock, and related transactions and other projections based on macroeconomic and industry trends, including expectations regarding and efforts to respond to the COVID-19 pandemic and changes to interest rates by the Federal Reserve and the resulting impact on Origin's results of operations, estimated forbearance amounts and expectations regarding the Company's liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward- looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin's control. Statements or statistics preceded by, followed by or that otherwise include the words "assumes," "anticipates," "believes," "estimates," "expects," “foresees,” "intends," "plans," "projects," and similar expressions or future or conditional verbs such as "could," "may," “might,” "should," "will," and "would" and variations of such terms are generally forward- looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to: the impact of current and future economic conditions generally and in the financial services industry, nationally and within Origin’s primary market areas, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers and changes to customer and client behavior as a result of the foregoing, deterioration of Origin's asset quality; factors that can impact the performance of Origin's loan portfolio, including real estate values and liquidity in Origin's primary market areas; the financial health of Origin's commercial borrowers and the success of construction projects that Origin finances; changes in the value of collateral securing Origin's loans; developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; Origin's ability to anticipate interest rate changes and manage interest rate risk (including the impact of higher interest rates on macroeconomic conditions, competition, and the cost of doing business); the effectiveness of Origin's risk management framework and quantitative models; Origin's inability to receive dividends from Origin Bank and to service debt, pay dividends to Origin's common stockholders, repurchase Origin's shares of common stock and satisfy obligations as they become due; the impact of supply-chain disruptions and labor pressures; changes in Origin's operation or expansion strategy or Origin's ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin's ability to maintain important customer relationships, reputation or otherwise avoid liquidity risks; increasing costs as Origin grows deposits; operational risks associated with Origin's business; volatility and direction of market interest rates; significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; increased competition in the financial services industry, particularly from regional and national institutions, as well as from fintech companies, difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated; an increase in unemployment levels and slowdowns in economic growth; Origin's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; changes in laws, rules, regulations, interpretations or policies relating to financial institutions, and potential expenses associated with complying with such regulations; periodic changes to the extensive body of accounting rules and best practices; further government intervention in the U.S. financial system; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, or uncertainties surrounding the debt ceiling and the federal budget; compliance with governmental and regulatory requirements, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and others relating to banking, consumer protection, securities, and tax matters; Origin's ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; changes in the utility of Origin's non-GAAP liquidity measurements and its underlying assumptions or estimates; uncertainty regarding the transition away from the London Interbank Offered Rate ("LIBOR") and the impact of any replacement alternatives such as the Secured Overnight Financing Rate ("SOFR") on Origin's business; possible changes in trade, monetary, and fiscal policies, laws, and regulations and other activities of governments, agencies and similar organizations; natural disasters and adverse weather events, acts of terrorism, an outbreak of hostilities (including the impacts related to or resulting from Russia's military action in Ukraine, including the imposition of additional sanctions and export controls, as well as the broader impacts to financial markets and the global macroeconomic and geopolitical environments), regional or national protests and civil unrest (including any resulting branch closures or property damage), widespread illness or public health outbreaks or other international or domestic calamities, and other matters beyond Origin's control; and system failures, cybersecurity threats and/or security breaches and the cost of defending against them. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Origin's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") and any updates to those sections set forth in Origin's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin's underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Furthermore, many of these risks and uncertainties are currently amplified by, may continue to be amplified by, or may, in the future, be amplified by the COVID-19 pandemic and the impact of varying governmental responses that affect Origin's customers and the economies where they operate. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin's behalf may issue. Annualized, pro forma, adjusted projected and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results. Certain prior period amounts have been reclassified to conform to the current year financial statement presentations. These reclassifications did not impact previously reported net income or comprehensive income. Origin reports its results in accordance with United States generally accepted accounting principles ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures used in managing its business may provide meaningful information to investors about underlying trends in its business. Management uses these non-GAAP measures to evaluate the Company's operating performance and believes that these non-GAAP measures provide information that is important to investors and that is useful in understanding Origin's results of operations. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation: adjusted net income, adjusted PTPP, adjusted diluted EPS, NIM-FTE, adjusted, adjusted ROAA, adjusted PTPP ROAA, adjusted ROAE, adjusted PTPP ROAE, tangible book value per common share, adjusted tangible book value per common share, ROATCE, adjusted ROATCE and core efficiency ratio. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. 2 FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES

ORIGIN BANCORP, INC. _______ 16 TEXAS Entry: DFW 2008 | Houston 2013 | East Texas(2) 2022 Loans: $4,747 Deposits: $4,261 LOUISIANA Entry: 1912 Loans: $1,447 Deposits: $2,916 DOLLARS IN MILLIONS, UNAUDITED (1) 3 ORIGIN COMPANY SNAPSHOT • Origin Bancorp, Inc., the holding company for Origin Bank, is headquartered in Ruston, LA • Origin Bank was founded in 1912 • 59 banking centers operating across Texas, Louisiana & Mississippi DEPOSITS & LOANS BY STATE Note: All financial information is as of 12/31/2022. * Please see slide 35 for all footnote references included above. MISSISSIPPI Entry: 2010 Loans: $611 Deposits: $599 8% 9% 38% 21% 54% 70% Loans (1)Deposits ICS ICS 9 9 19 6

ORIGIN BANCORP, INC. _______ 4 A UNIQUE & DEFINED CULTURE

PERFORMANCE HIGHLIGHTS - FOURTH QUARTER & FULL YEAR 2022

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

	QTD					YTD		
Balance Sheet	**4Q22**	**3Q22**	**Linked Qtr % Δ**	**4Q21**	**YoY % Δ**	**4Q22**	**4Q21**	**YoY % Δ**
Total Loans Held for Investment ("LHFI")	$7,090,022	$6,882,681	3.0 %	$5,231,331	35.5 %	$7,090,022	$5,231,331	35.5 %
Total Assets	9,686,067	9,462,639	2.4	7,861,285	23.2	9,686,067	7,861,285	23.2
Total Deposits	7,775,702	7,777,327	—	6,570,693	18.3	7,775,702	6,570,693	18.3
Income Statement								
Net Income	29,478	16,243	81.5	28,322	4.1	87,715	108,546	(19.2)
Adjusted Net Income[(3)]	30,409	31,087	(2.2)	24,144	25.9	104,579	103,047	1.5
Adjusted Pre-Tax, Pre-Provision ("adjusted PTPP") Earnings[(3)]	42,103	39,905	5.5	25,258	66.7	138,590	114,705	20.8
Diluted EPS	0.95	0.57	66.7	1.20	(20.8)	3.28	4.60	(28.7)
Adjusted Diluted EPS[(3)]	0.99	1.09	(9.2)	1.02	(2.9)	3.91	4.36	(10.3)
Selected Ratios								
NIM - FTE	3.81 %	3.68 %	3.5 %	3.06 %	24.5 %	3.42 %	3.10 %	10.3 %
NIM - FTE, adjusted[(4)]	3.73	3.61	3.3	2.92	27.7	3.38	3.01	12.3
Return on Average Assets (annualized) ("ROAA")	1.23	0.70	75.7	1.49	(17.4)	1.01	1.45	(30.3)
Adjusted ROAA (annualized)[(3)]	1.27	1.34	(5.2)	1.27	—	1.20	1.38	(13.0)
Adjusted PTPP ROAA (annualized)[(3)]	1.75	1.72	1.7	1.33	31.6	1.60	1.54	3.9
Return on Average Stockholders' Equity (annualized) ("ROAE")	12.80	6.86	86.6	15.70	(18.5)	10.81	15.79	(31.5)
Adjusted ROAE (annualized)[(3)]	13.20	13.14	0.5	13.39	(1.4)	12.89	14.99	(14.0)
Adjusted PTPP ROAE (annualized)[(3)]	18.28	16.86	8.4	14.00	30.6	17.08	16.68	2.4
Book Value per Common Share[(5)]	30.90	29.58	4.5	30.75	0.5	30.90	30.75	0.5
Tangible Book Value per Common Share[(3)(5)]	25.09	23.41	7.2	28.59	(12.2)	25.09	28.59	(12.2)
Adjusted Tangible Book Value per Common Share[(3)]	30.29	29.13	4.0	28.35	6.8	30.29	28.35	6.8
Return on Average Tangible Common Equity ("ROATCE")[(3)]	16.00	8.03	99.3	16.39	(2.4)	12.43	16.51	(24.7)
Adjusted ROATCE[(3)]	16.50	15.38	7.3	13.98	18.0	14.82	15.67	(5.4)
Efficiency Ratio	58.32	60.97	(4.3)	56.92	2.5	60.27	56.31	7.0
Core Efficiency Ratio[(3)]	53.06	52.16	1.7	57.27	(7.4)	54.16	52.87	2.4
Allowance for Loan Credit Losses ("ALCL") to Total LHFI, adjusted[(6)]	1.28	1.29	(0.8)	1.43	(10.5)	1.28	1.43	(10.5)

Please see slide 35 for all footnote references included above.

ORIGIN BANCORP, INC.
5

TRENDING KEY MEASURES

UNAUDITED

Net Income ($)

DOLLARS IN THOUSANDS



12,702
29,478
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22

Diluted EPS ($)



0.53
0.95
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22

Total Revenue ($)

DOLLARS IN THOUSANDS



47,785
98,178
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22

Total LHFI ($)

DOLLARS IN MILLIONS



3,372
7,090
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22

Total LHFI, Adjusted ($)(7)

DOLLARS IN MILLIONS



3,102
6,805
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22

Total Deposits ($)

DOLLARS IN MILLIONS



3,672
7,776
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22

Please see slide 35 for all footnote references included above.

ORIGIN BANCORP, INC.

6

ORIGIN BANCORP, INC. _______ TRENDING KEY MEASURES CONTINUED Efficiency Ratio (%) 66.99 58.32 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 UNAUDITED Net Charge Offs ($) 121 180 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 Net Charge Offs to Total Average LHFI (%)(8) 0.01 0.01 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 DOLLARS IN THOUSANDS Book Value per Common Share ($)(5) 1.17 1.23 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 ROAA (%)(8) 7 9.94 12.80 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 ROAE (%)(8) 22.10 30.90 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 * Please see slide 35 for all footnote references included above.

ORIGIN BANCORP, INC. _______ TRENDING KEY NON-GAAP MEASURES(3) Adjusted Diluted EPS ($) UNAUDITED Adjusted Net Income ($) Adjusted PTPP Earnings ($) DOLLARS IN THOUSANDS Core Efficiency Ratio (%) 63.51 53.06 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 21.07 25.09 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 Tangible Book Value per Common Share ($)(5) 8 21.24 30.29 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 Adjusted Tangible Book Value per Common Share ($) 13,796 42,103 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 DOLLARS IN THOUSANDS 11,140 30,409 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 0.50 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 0.99 * Please see slide 35 for all footnote references included above.

TRENDING KEY NON-GAAP MEASURES CONTINUED[3]

UNAUDITED, ANNUALIZED

Adjusted ROAA (%)



1.02
1.27
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22

Adjusted PTPP ROAA (%)



1.27
1.75
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22

Adjusted ROAE (%)



8.72
13.20
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22

Adjusted PTPP ROAE (%)



10.80
18.28
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22

ROATCE (%)[9]



10.44
16.00
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22

Adjusted ROATCE (%)



9.15
16.50
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22

** Please see slide 35 for all footnote references included above.*

ORIGIN BANCORP, INC.

9

ORIGIN BANCORP, INC. _______ ASSET AND STOCKHOLDERS' EQUITY GROWTH 1997 - 2022 UNAUDITED, DOLLARS IN MILLIONS Total Assets ($) 148 9,686 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 Total Stockholders' Equity ($) 950 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 CAGR 18.32% CAGR 18.71% 10 100 1,785 1,297 Origin Bancorp, Inc. Cumulative Return ($) KBW Nasdaq Bank Total Return Index ($) 12 /3 1/ 96 12 /3 1/ 97 12 /3 1/ 98 12 /3 1/ 99 12 /3 1/ 00 12 /3 1/ 01 12 /3 1/ 02 12 /3 1/ 03 12 /3 1/ 04 12 /3 1/ 05 12 /3 1/ 06 12 /3 1/ 07 12 /3 1/ 08 12 /3 1/ 09 12 /3 1/ 10 12 /3 1/ 11 12 /3 1/ 12 12 /3 1/ 13 12 /3 1/ 14 12 /3 1/ 15 12 /3 1/ 16 12 /3 1/ 17 12 /3 1/ 18 12 /3 1/ 19 12 /3 1/ 20 12 /3 1/ 21 12 /3 1/ 22 0 500 1,000 1,500 2,000 2,500 Total Shareholder Return ($)(10) 11 IPO * Please see slide 35 for all footnote references included above.

ORIGIN BANCORP, INC. _______ 11 1,741 1,956 2,247 2,620 4,747 1,067 1,127 1,343 1,545 2,746674 829 904 1,075 1,631 369 DFW Houston East Texas 2018 2019 2020 2021 2022 Deposit Trends by Texas Market ($) Loan Trends by Texas Market ($)(11) TEXAS GROWTH STORY Texas Franchise Highlights DOLLARS IN MILLIONS, UNAUDITED • 34 locations throughout 10 counties including the 4th and 5th largest MSAs in the United States • Texas franchise represents 70% of LHFI, excluding mortgage warehouse loans, and 54% of deposits at December 31, 2022. 1,395 1,854 2,574 3,132 4,261 772 989 1,581 1,925 2,196623 865 993 1,207 1,173 892 DFW Houston East Texas 2018 2019 2020 2021 2022 CAGR 28.5 % CAGR 32.2% * Please see slide 35 for all footnote references included above. (2) (2)

ORIGIN BANCORP, INC. _______ 12 LOAN GROWTH 3,581 3,869 4,094 4,498 6,805 3,581 3,869 4,094 5,593 1,212 Origin BTH 2018 2019 2020 2021 2022 2,000 4,000 6,000 8,000 LHFI Key Data DOLLARS IN MILLIONS, UNAUDITED IDT • LHFI, excluding mortgage warehouse lines of credit, increased 90.0% from 12/31/2018, with a CAGR of 17.4%. Total C&I, owner occupied CRE and C&D, increased 75.3% from 12/31/2018, with a CAGR of 15.1%. • Total LHFI at December 31, 2022, excluding mortgage warehouse lines of credit, were $6.81 billion, with the BTH merger contributing $1.2 billion, or 37.6%%, of the total LHFI growth, net of purchase accounting adjustments. • Total mortgage warehouse lines of credit were $284.9 million, or 4.0%, of total LHFI at December 31, 2022. LHFI Growth excluding MW LOC ($)(12) CAGR: 17.4% 1,803 1,902 1,833 2,032 3,160 1,803 1,902 1,833 2,032 2,492 668 Origin BTH 2018 2019 2020 2021 2022 1,000 2,000 3,000 4,000 C&I, Owner Occupied CRE and C&D Growth ($)(12) CAGR: 15.1% * Please see slide 35 for all footnote references included above.

WELL DIVERSIFIED LOAN PORTFOLIO

DOLLARS IN MILLIONS, UNAUDITED

Loan Composition at December 31, 2022 : (13) $7,090



Residential Real Estate & Consumer 21%
Commercial & Industrial ("C&I") 28%
Non-Owner Occupied CRE: 21%
Non-Owner Occupied C&D: 10%
Owner Occupied Construction/ Land/Land Development ("C&D"): 4%
Owner Occupied Commercial Real Estate ("CRE"): 12%
Mtg. WH LOC: 4%
C&I, Owner Occupied CRE and C&D, Mtg. WH LOC: 48%
Non-Owner Occupied CRE and C&D: 31%

C&I, Owner Occupied CRE and C&D, MW LOC: (13) $3,445



Real Estate & Construction: 9%
Finance & Insurance: 6%
Mtg. WH LOC: 4%
Transportation Svcs: 3%
Energy: 3%
Retail Dealers: 2%
Healthcare: 2%
Retail Shopping: 2%
Restaurants: 2%
Commercial Svcs: 2%
Consumer Svcs: 2%
Professional Svcs: 2%
Banks: 1%
Wholesale Distribution: 1%
Entertainment: 1%
Misc 6%

Loan Portfolio Details

(Dollars in thousands)	4Q22	3Q22	2Q22	1Q22	4Q21
C&I (14)	$2,051,161	$1,967,037	$1,429,338	$1,326,443	$1,348,474
Owner Occupied CRE	843,006	800,981	609,358	588,279	523,655
Owner Occupied C&D	265,838	248,602	187,249	179,074	160,131
Mtg. WH LOC	284,867	460,573	531,888	503,249	627,078
Total Commercial	3,444,872	3,477,193	2,757,833	2,597,045	2,659,338
Non-Owner Occupied CRE	1,461,672	1,373,366	1,299,696	1,213,103	1,169,857
Non-Owner Occupied C&D	679,787	604,709	448,307	414,276	369,952
Residential Real Estate	1,477,538	1,399,182	1,005,623	922,054	909,739
Consumer Loans	26,153	28,231	15,733	15,774	16,684
PPP Loans (14)	—	—	901	32,154	105,761
Total Loans	$7,090,022	$6,882,681	$5,528,093	$5,194,406	$5,231,331

**Please see slide 35 for all footnote references included above.*

Non-Owner Occupied CRE and C&D: (13) $2,141



Misc: 2%
Gov. & Edu.: 1%
Finance & Insurance: 1%
Restaurant: 1%
Hotel: 1%
Multi-family: 2%
Healthcare: 3%
Office Building: 5%
Retail Shopping: 7%
Real Estate & Construction: 8%

13
ORIGIN BANCORP, INC.

ORIGIN BANCORP, INC. _______ 1.35 1.36 0.94 1.01 1.05 Classified LHFI / Total LHFI, adjusted (%) Net Charge-Offs / Average LHFI excl. PPP Loans (annualized) (%) 4Q21 1Q22 2Q22 3Q22 4Q22 0.22 0.14 0.12 0.49 0.41 0.25 0.50 0.42 0.13 Nonperforming LHFI / LHFI, excl. PPP loans (%) Past due LHFI / LHFI, excl. PPP loans (%) 4Q21 1Q22 2Q22 3Q22 4Q22 14 CREDIT QUALITY Asset Quality Trends (%) Allowance for Loan Credit Losses ("ALCL") 64,586 62,173 63,123 83,359 87,161 1.43 1.33 1.25 ALCL as a percentage of LHFI, adjusted (%) ALCL as a percentage of LHFI (%) ALCL ($) 4Q21 1Q22 2Q22 3Q22 4Q22 • Provision for credit loss expense for 4Q22 was $4.6 million, compared to a provision expense of $16.9 million in 3Q22, which included BTH merger- related non-PCD provision expense of $14.9 million, and compared to a provision net benefit of $2.6 million in 4Q21. • The BTH merger-related CECL allocation totaled $20.4 million in 3Q22. • ALCL to nonperforming LHFI is 876.87% at 4Q22, 594.11% at 3Q22, and 259.35% at 4Q21. DOLLARS IN THOUSANDS, UNAUDITED 0.20(15) 0.16(15) 0.07(15) 1.23 1.211.20 1.14 1.29(6) 0.14(15) 0.15(15) 0.01(15) 1.28(6) 1.23 * Please see slide 35 for all footnote references included above.

ORIGIN BANCORP, INC. _______ 1,505 1,662 1,869 1,865 1,675 1.63 1.59 1.85 2.12 2.34 Total Securities ($) Yield (%) 4Q21 1Q22 2Q22 3Q22 4Q22 Investment Securities Average Balance and Yield INVESTMENT SECURITIES DOLLARS IN MILLIONS, UNAUDITED • The available for sale securities portfolio ended 4Q22 with a net unrealized loss of $203.5 million, pre-tax, largely due to the steepening of the short end of the yield curve during 2022. • Total portfolio weighted average effective duration was 5.1 years as of December 31, 2022. 15 5.7 (65.9) (116.0) (175.2) (159.9) 4Q21 1Q22 2Q22 3Q22 4Q22 Accumulated Other Comprehensive (Loss) Income(16) ($) Sector Fair Value % Market Price WAL Effective Duration Treasury/ Agency $ 248.4 15.1% 94.38 2.50 2.42 MBS 664.2 40.4 89.92 5.53 5.04 CMO 185.2 11.3 88.60 6.10 5.51 Municipal 389.5 23.7 93.90 8.59 7.19 Corporate/ Other 154.2 9.4 93.84 5.28 4.32 Total $ 1,641.5 100% 91.75 5.84 5.14 Available for Sale Securities * Please see slide 35 for all footnote references included above.

ORIGIN BANCORP, INC. _______ 16 3,616 3,976 3,767 4,157 4,363 2,111 2,218 2,289 2,583 2,593 562 535 503 670 754 6,289 6,729 6,559 7,410 7,710 Interest-bearing Demand Noninterest-bearing Time Deposits 4Q21 1Q22 2Q22 3Q22 4Q22 Average Deposits ($) DEPOSIT TRENDS 0.59 0.54 0.49 1.22 0.64 1.54 0.19 0.17 0.19 1.02 Time Deposits Cost of Interest-bearing Deposits Cost of Total Deposits 4Q21 1Q22 2Q22 3Q22 4Q22 Deposit Cost Trends (QTD Annualized) (%) DOLLARS IN MILLIONS, UNAUDITED IDT • Total average deposits increased $300.3 million compared to the linked quarter, primarily due to the timing of the close of the merger, and $1.42 billion compared to 4Q21. • The cost of total deposits increased 83 basis points from 0.19% in 4Q21 to 1.02% in 4Q22. Average quarterly fed funds rate increased 353 basis points from 0.12% at 1Q22 to 3.65% at 4Q22. • Average noninterest-bearing deposits increased $482.5 million compared to 4Q21 and represented 33.6% of total average deposits. -50 0 10 230.12 0.77 2.18 3.65 Cumulative Deposit Beta Average Quarterly Fed Funds Rate 1Q22 2Q22 3Q22 4Q22 Deposit Beta (%) 0.41 0.51 0.290.28 0.26

ORIGIN BANCORP, INC. _______ 17 YIELDS, COSTS AND LHFI PROFILE Yield on LHFI (%) 4.11 4.08 4.26 3.25 3.29 5.36 6.82 1.02 2.47 2.14 3.62 Yield on LHFI Yield on LHFI excl. PPP Loans and PAA Avg. Prime Rate Avg. 1M LIBOR Avg. SOFR 4Q21 1Q22 2Q22 3Q22 4Q22 Cost of Funds (%) 0.34 0.33 0.35 1.24 1.54 0.41 1.02 1.26 Cost of Total Deposits & Borrowings Cost of Interest Bearing Deposits Cost of Total Deposits Cost of Total Deposits & Borrowings excl. PAA 4Q21 1Q22 2Q22 3Q22 4Q22 0.28 0.26 0.19 0.17 0.19 0.29 • LHFI with fixed rate: 43%; LHFI with floating rate: 57% at 4Q22. • $782.8 million LIBOR-based, $2.2 billion Prime-based and $605.8 million SOFR-based loans at 4Q22. 0.09 3.95 4.21 4.86(17) (17) 0.64 3.94 0.23 0.09 0.05 3.94 4.94 5.53(17) 5.63 0.62 0.71 0.63 * Please see slide 35 for all footnote references included above. 3.91

ORIGIN BANCORP, INC. _______ 18 DOLLARS IN THOUSANDS, UNAUDITED 54,180 52,502 59,504 78,523 84,749 45,035 46,202 54,241 71,494 78,174 5,385 3,897 4,544 5,614 4,678 3,760 2,403 719 1,415 1,897 3.06 2.86 3.23 3.68 3.81 2.92 2.76 3.20 3.61 3.73 Net Interest Income excl. MW LOC, adjusted ($) MW LOC Net Interest Income ($) PPP Net Interest Income ($) Net Purchase Accounting Accretion ($) NIM (FTE) (%) NIM (FTE), adjusted (%) 4Q21 1Q22 2Q22 3Q22 4Q22 NET INTEREST INCOME AND NIM TRENDS 84,749 78,523 11,128 8,535 545 482 70 (1,491) (1,474) (936) 3Q 22 RE Lo an s C&I L oa ns IB B al. D FB PAA Othe r Sav ing s & IB Tr an sa c. Acc ts. FH LB & O the r Bor ro wing s Tim e D ep os its Mtg. W H LO C 4Q 22 40,000 60,000 80,000 100,000 3.81 3.68 0.27 0.26 0.08 0.05 0.04 0.03 (0.47) (0.07) (0.06) 3Q 22 RE Lo an s C&I L oa ns Inv es tm en t S ec . Mtg. W H LO C IB B al. D FB Othe r Sav ing s a nd IB Tr an sc . A cc ts FH LB & O the r Bor ro wing s Tim e D ep os its 4Q 22 3.00 3.50 4.00 4.50 Net Interest Income Changes - 4Q22 ($) NIM-FTE Changes - 4Q22 (%) (18) (18) (10,633) * Please see slide 35 for all footnote references included above.

ORIGIN BANCORP, INC. _______ Service Charges & Fees Mortgage Banking Revenue Insurance Commission & Fee Income Other 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 19 Net Interest Income Noninterest Income 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Noninterest Income ($)(19) Net Interest Income + Noninterest Income ($) NET REVENUE DISTRIBUTION DOLLARS IN THOUSANDS, UNAUDITED Components of Other Noninterest Income 98,178 10,615 4Q22 3Q22 2Q22 1Q22 4Q21 Gain on Fair Value of Lincoln Agency $ — $ — $ — $ — $ 5,200 Limited Partnership Investment Income (230) 112 282 (363) 50 Swap Fee Income (loss)(20) 292 25 1 139 (285) Gain on Sale of Securities — 1,664 — — 75 GNMA MSR impairment(19) — (1,950) — — — Other 2,449 2,452 1,612 1,580 1,984 Total $ 2,511 $ 2,303 $ 1,895 $ 1,356 $ 7,024 47,785 13,429 *Please see slide 35 for all footnote references included above. 77.8% 86.3%

ORIGIN BANCORP, INC. _______ 40,346 42,774 44,150 56,241 57,254 24,718 26,488 27,310 31,834 33,339 4,306 4,427 4,514 5,399 5,863 2,302 2,486 2,413 2,689 2,868 1,849 1,560 2,162 2,121 2,277 1,880 1,305 1,517 1,599 1,6763,614 1,179 1,872 2,554 5,097 5,400 4,902 7,113 7,498 Salaries and Employee Benefits Occupancy and Equipment, net Data Processing Office and Operations Loan-related Expenses Merger Transaction Expense Intangible Asset Amortization Other 4Q21 1Q22 2Q22 3Q22 4Q22 20 Efficiency Ratios (%)(3) NONINTEREST EXPENSE ANALYSIS DOLLARS IN THOUSANDS, UNAUDITED Noninterest Expense Composition ($) Consolidated Efficiency Ratio Core Efficiency Ratio 4Q21 1Q22 2Q22 3Q22 4Q22 57 .2 5 56 .9 2 62 .5 3 59 .8 9 58 .9 3 54 .1 0 Operating Leverage (%) E FF IC IE N C Y R A TI O (% ) N IE / A V E R A G E A S S E TS (% ) 2.16 2.17 2.03 2.08 2.12 2.16 2.23 2.42 2.38 57.86 54.49 56.69 57.21 56.92 62.53 59.89 60.97 58.32 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 40 60 80 100 1.5 2.0 2.5 3.0 60 .9 7 52 .1 6 571 807 58 .3 2 53 .0 6 537 525 194 * Please see slide 35 for all footnote references included above.

ORIGIN BANCORP, INC. _______ 9.2 8.8 9.1 9.6 9.7 9.7 9.3 9.5 9.1 9.9 Company Level Origin Bank Level 4Q21 1Q22 2Q22 3Q22 4Q22 11.4 11.3 11.0 10.7 11.1 12.0 11.9 11.4 10.9 11.5 Company Level Origin Bank Level 4Q21 1Q22 2Q22 3Q22 4Q22 21 CAPITAL Bank Level Company Level Sub-debt Impact 14.8 14.6 14.1 13.8 14.2 14.1 13.9 13.4 12.8 13.4 Company Level Origin Bank Level 4Q21 1Q22 2Q22 3Q22 4Q22 Total Capital Changes - 4Q22 ($)(21) 1,133.3 33.8 16.5 3.6 (1.8) (4.6) 3Q22 Net In come excl . Credit L oss Accr uals Goodwill a nd Intangibles Other S tockh olders' Equity Balances, n et Other Divid ends 4Q22 ICap ICap Total Capital to Risk-Weighted Assets (%)(21)Tier 1 Capital to Risk-Weighted Assets (%)(21) Tier 1 Capital to Average Assets (Leverage Ratio) (%)(21)(22) 1,180.7 Dollars in Millions * Please see slide 35 for all footnote references included above.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted net income:

	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20
Net interest income after provision for credit losses	$ 80,125	$ 61,581	$ 56,052	$ 52,829	$ 56,827	$ 56,462	$ 59,901	$ 53,827	$ 45,486
Add: CECL provision for non-PCD loans	—	14,890	—	—	—	—	—	—	—
Adjusted net interest income after provision for credit losses	$ 80,125	$ 76,471	$ 56,052	$ 52,829	$ 56,827	$ 56,462	$ 59,901	$ 53,827	$ 45,486
Total noninterest income	$ 13,429	$ 13,723	$ 14,216	$ 15,906	$ 16,701	$ 15,923	$ 12,438	$ 17,131	$ 15,381
Less: GNMA MSR Impairment	—	(1,950)	—	—	—	—	—	—	—
Less: Gain on sales of securities, net	—	1,664	—	—	75	—	5	1,668	225
Less: Gain on fair value of the Lincoln Agency	—	—	—	—	5,213	—	—	—	—
Adjusted total noninteret income	$ 13,429	$ 14,009	$ 14,216	$ 15,906	$ 11,413	$ 15,923	$ 12,433	$ 15,463	$ 15,156
Total noninterest expense	$ 57,254	$ 56,241	$ 44,150	$ 42,774	$ 40,346	$ 39,165	$ 37,832	$ 39,436	$ 38,884
Less: Merger expense	1,179	3,614	807	571	—	—	—	—	—
Less: Early termination of LT FHLB advance	—	—	—	—	—	—	—	1,613	—
Adjusted total noninterest expense	$ 56,075	$ 52,627	$ 43,343	$ 42,203	$ 40,346	$ 39,165	$ 37,832	$ 37,823	$ 38,884
Income tax expense	$ 6,822	$ 2,820	$ 4,807	$ 5,278	$ 4,860	$ 6,242	$ 6,774	$ 6,009	$ 4,431
Add: Income tax expense on adjustment items	248	3,946	169	120	(1,110)	—	(1)	(12)	(47)
Adjusted income tax expense	$ 7,070	$ 6,766	$ 4,976	$ 5,398	$ 3,750	$ 6,242	$ 6,773	$ 5,997	$ 4,384
Net income	$ 29,478	$ 16,243	$ 21,311	$ 20,683	$ 28,322	$ 26,978	$ 27,733	$ 25,513	$ 17,552
Adjusted net income	$ 30,409	$ 31,087	$ 21,949	$ 21,134	$ 24,144	$ 26,978	$ 27,729	$ 25,470	$ 17,374

ORIGIN BANCORP, INC.
22

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted net income, continued:

	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18
Net interest income after provision for credit losses	$ 36,984	$ 24,887	$ 24,279	$ 41,718	$ 40,421	$ 40,984	$ 41,021	$ 40,338	$ 38,993	$ 36,859
Total noninterest income	$ 18,051	$ 19,076	$ 12,144	$ 10,818	$ 12,880	$ 11,176	$ 11,604	$ 10,588	$ 10,237	$ 10,615
Less: Valuation adjustment on non-marketable equity security	—	—	—	—	—	367	—	—	—	1,977
Less: Gain on sales of securities, net	301	—	54	—	20	—	—	(8)	—	—
Less: Bank-owned life insurance policy	—	—	316	—	—	—	—	—	—	—
Adjusted total noninteret income	$ 17,750	$ 19,076	$ 11,774	$ 10,818	$ 12,860	$ 10,809	$ 11,604	$ 10,596	$ 10,237	$ 8,638
Total noninterest expense	$ 38,734	$ 38,220	$ 36,097	$ 36,534	$ 35,064	$ 37,095	$ 35,381	$ 35,023	$ 34,344	$ 32,012
Less: FDIC fund assessment benefit	—	—	—	—	(1,037)	—	—	—	—	—
Adjusted total noninteresst expense	$ 38,734	$ 38,220	$ 36,097	$ 36,534	$ 36,101	$ 37,095	$ 35,381	$ 35,023	$ 34,344	$ 32,012
Income tax expense	$ 3,206	$ 786	$ (427)	$ 3,175	$ 3,620	$ 2,782	$ 3,089	$ 2,725	$ 2,568	$ 2,760
Add: Income tax expense on adjustment items	(63)	—	(78)	—	(222)	(77)	—	2	—	(415)
Adjusted income tax expense	$ 3,143	$ 786	$ (505)	$ 3,175	$ 3,398	$ 2,705	$ 3,089	$ 2,727	$ 2,568	$ 2,345
Net income	$ 13,095	$ 4,957	$ 753	$ 12,827	$ 14,617	$ 12,283	$ 14,155	$ 13,178	$ 12,318	$ 12,702
Adjusted net income	$ 12,857	$ 4,957	$ 461	$ 12,827	$ 13,782	$ 11,993	$ 14,155	$ 13,184	$ 12,318	$ 11,140

ORIGIN BANCORP, INC.
23

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted PTPP earnings:

	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20
Provision for credit losses	$ 4,624	$ 16,942	$ 3,452	$ (327)	$ (2,647)	$ (3,921)	$ (5,609)	$ 1,412	$ 6,333	$ 13,633
Less: CECL provision for non-PCD loans	—	14,890	—	—	—	—	—	—	—	—
Adjusted provision for credit losses	$ 4,624	$ 2,052	$ 3,452	$ (327)	$ (2,647)	$ (3,921)	$ (5,609)	$ 1,412	$ 6,333	$ 13,633
Adjusted net income	$ 30,409	$ 31,087	$ 21,949	$ 21,134	$ 24,144	$ 26,978	$ 27,729	$ 25,470	$ 17,374	$ 12,857
Plus: Adjusted provision for credit losses	4,624	2,052	3,452	(327)	(2,647)	(3,921)	(5,609)	1,412	6,333	13,633
Plus: Adjusted income Tax Expense	7,070	6,766	4,976	5,398	3,750	6,242	6,773	5,997	4,384	3,143
Adjusted PTPP earnings	$ 42,103	$ 39,905	$ 30,377	$ 26,205	$ 25,247	$ 29,299	$ 28,893	$ 32,879	$ 28,091	$ 29,633

	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18
Provision for credit losses	$ 21,403	$ 18,531	$ 2,377	$ 4,201	$ 1,985	$ 1,005	$ 1,723	$ 504	$ 311
Less: CECL provision for non-PCD loans	—	—	—	—	—	—	—	—	—
Adjusted provision for credit losses	$ 21,403	$ 18,531	$ 2,377	$ 4,201	$ 1,985	$ 1,005	$ 1,723	$ 504	$ 311
Adjusted net income	$ 4,957	$ 461	$ 12,827	$ 13,782	$ 11,993	$ 14,155	$ 13,184	$ 12,318	$ 11,140
Plus: Adjusted provision for credit losses	21,403	18,531	2,377	4,201	1,985	1,005	1,723	504	311
Plus: Adjusted income Tax Expense	786	(505)	3,175	3,398	2,705	3,089	2,727	2,568	2,345
Adjusted PTPP earnings	$ 27,146	$ 18,487	$ 18,379	$ 21,381	$ 16,683	$ 18,249	$ 17,634	$ 15,390	$ 13,796

ORIGIN BANCORP, INC. 24

ORIGIN BANCORP, INC. _______ Calculation of adjusted dilutive EPS: 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 2Q21 1Q21 4Q20 3Q20 Numerator: Adjusted net income $ 30,409 $ 31,087 $ 21,949 $ 21,134 $ 24,144 $ 26,978 $ 27,729 $ 25,470 $ 17,374 $ 12,857 Denominator: Weighted average diluted common shares outstanding 30,867,511 28,481,619 23,788,164 23,770,791 23,609,874 23,613,010 23,604,566 23,590,430 23,543,917 23,500,596 Diluted earnings per share $ 0.95 $ 0.57 $ 0.90 $ 0.87 $ 1.20 $ 1.14 $ 1.17 $ 1.08 $ 0.75 $ 0.56 Adjusted diluted earnings per share 0.99 1.09 0.92 0.89 1.02 1.14 1.17 1.08 0.74 0.55 2Q20 1Q20 4Q19 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 Numerator: Adjusted net income $ 4,957 $ 461 $ 12,827 $ 13,782 $ 11,993 $ 14,155 $ 13,184 $ 12,318 $ 11,140 Denominator: Weighted average diluted common shares outstanding 23,466,326 23,530,212 23,529,862 23,606,956 23,786,646 23,776,349 23,715,919 23,716,779 22,382,003 Diluted earnings per share $ 0.21 $ 0.03 $ 0.55 $ 0.62 $ 0.52 $ 0.60 $ 0.55 $ 0.52 $ 0.53 Adjusted diluted earnings per share 0.21 0.02 0.55 0.58 0.50 0.60 0.56 0.52 0.50 25 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted ROAA and ROAE:

	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20
Adjusted net income	$ 30,409	$ 31,087	$ 21,949	$ 21,134	$ 24,144	$ 26,978	$ 27,729	$ 25,470	$ 17,374	$ 12,857
Divided by number of days in the quarter	92	92	91	90	92	92	91	90	92	92
Multiplied by the number of days in the year	365	365	365	365	365	365	365	365	366	366
Annualized adjusted net income	$ 120,644	$ 123,334	$ 88,037	$ 85,710	$ 95,789	$ 107,032	$ 111,221	$ 103,295	$ 69,118	$ 51,149
Divided by total average assets	9,530,543	9,202,421	7,944,720	8,045,246	7,559,570	7,464,813	7,474,951	7,382,495	7,164,028	6,746,585
ROAA (annualized)	1.23 %	0.70 %	1.08 %	1.04 %	1.49 %	1.43 %	1.49 %	1.40 %	0.97 %	0.77 %
Adjusted ROAA (annualized)	1.27	1.34	1.11	1.07	1.27	1.43	1.49	1.40	0.96	0.76
Divided by total average stockholders' equity	$ 913,850	$ 938,752	$ 667,323	$ 722,504	$ 715,614	$ 703,605	$ 672,698	$ 657,863	$ 639,508	$ 629,533
ROAE (annualized)	12.80 %	6.86 %	12.81 %	11.61 %	15.70 %	15.21 %	16.54 %	15.73 %	10.92 %	8.28 %
Adjusted ROAE (annualized)	13.20	13.14	13.19	11.86	13.39	15.21	16.53	15.70	10.81	8.12

	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18
Adjusted net income	$ 4,957	$ 461	$ 12,827	$ 13,782	$ 11,993	$ 14,155	$ 13,184	$ 12,318	$ 11,140
Divided by number of days in the quarter	91	91	92	92	91	90	92	92	91
Multiplied by the number of days in the year	366	366	365	365	365	365	365	365	365
Annualized adjusted net income	$ 19,937	$ 1,854	$ 50,890	$ 54,679	$ 48,104	$ 57,406	$ 52,306	$ 48,870	$ 44,682
Divided by total average assets	6,447,526	5,400,704	5,271,979	5,179,549	5,043,951	4,871,048	4,741,186	4,540,371	4,366,323
ROAA (annualized)	0.31 %	0.06 %	0.97 %	1.12 %	0.98 %	1.18 %	1.10 %	1.08 %	1.17 %
Adjusted ROAA (annualized)	0.31	0.03	0.97	1.06	0.95	1.18	1.10	1.08	1.02
Divided by total average stockholders' equity	$ 617,898	$ 611,162	$ 597,925	$ 588,504	$ 576,761	$ 560,091	$ 541,205	$ 534,250	$ 512,381
ROAE (annualized)	3.23 %	0.50 %	8.51 %	9.85 %	8.54 %	10.25 %	9.66 %	9.15 %	9.94 %
Adjusted ROAE (annualized)	3.23	0.30	8.51	9.29	8.34	10.25	9.66	9.15	8.72

ORIGIN BANCORP, INC.
26

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted PTPP ROAA & ROAE:

	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20
Adjusted PTPP earnings	$ 42,103	$ 39,905	$ 30,377	$ 26,205	$ 25,247	$ 29,299	$ 28,893	$ 32,879	$ 28,091	$ 29,633
Divided by number of days in the quarter	92	92	91	90	92	92	91	90	92	92
Multiplied by the number of days in the year	365	365	365	365	365	365	365	365	366	366
Adjusted PTPP earnings, annualized	$ 167,039	$ 158,319	$ 121,842	$ 106,276	$ 100,165	$ 116,241	$ 115,890	$ 133,343	$ 111,753	$ 117,888
Divided by total average assets	9,530,543	9,202,421	7,944,720	8,045,246	7,559,570	7,464,813	7,474,951	7,382,495	7,164,028	6,746,585
Adjusted PTPP ROAA (annualized)	1.75 %	1.72 %	1.53 %	1.32 %	1.33 %	1.56 %	1.55 %	1.81 %	1.56 %	1.75 %
Divided by total average stockholders' equity	$ 913,850	$ 938,752	$ 667,323	$ 722,504	$ 715,614	$ 703,605	$ 672,698	$ 657,863	$ 639,508	$ 629,533
Adjusted PTPP ROAE (annualized)	18.28 %	16.86 %	18.26 %	14.71 %	14.00 %	16.52 %	17.23 %	20.27 %	17.47 %	18.73 %

	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18
Adjusted PTPP earnings	$ 27,146	$ 18,487	$ 18,379	$ 21,381	$ 16,683	$ 18,249	$ 17,634	$ 15,390	$ 13,796
Divided by number of days in the quarter	91	91	92	92	91	90	92	92	91
Multiplied by the number of days in the year	366	366	365	365	365	365	365	365	365
Adjusted PTPP earnings, annualized	$ 109,181	$ 74,354	$ 72,917	$ 84,827	$ 66,915	$ 74,010	$ 69,961	$ 61,058	$ 55,336
Divided by total average assets	6,447,526	5,400,704	5,271,979	5,179,549	5,043,951	4,871,048	4,741,186	4,540,371	4,366,323
Adjusted PTPP ROAA (annualized)	1.69 %	1.38 %	1.38 %	1.64 %	1.33 %	1.52 %	1.48 %	1.34 %	1.27 %
Divided by total average stockholders' equity	$ 617,898	$ 611,162	$ 597,925	$ 588,504	$ 576,761	$ 560,091	$ 541,205	$ 534,250	$ 512,381
Adjusted PTPP ROAE (annualized)	17.67 %	12.17 %	12.20 %	14.41 %	11.60 %	13.21 %	12.93 %	11.43 %	10.80 %

ORIGIN BANCORP, INC.
27

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of tangible book value per common share[1] and adjusted tangible book value per common share:

	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20
Total common stockholders' equity	$ 949,943	$ 907,024	$ 646,373	$ 676,865	$ 730,211	$ 705,667	$ 688,235	$ 656,355	$ 647,150	$ 627,637
Less: goodwill	128,679	136,793	34,153	34,153	34,368	26,741	26,741	26,741	26,741	26,741
Less: other intangible assets, net	49,829	52,384	15,900	16,425	16,962	3,089	3,283	3,505	3,739	3,976
Tangible common equity	771,435	717,847	596,320	626,287	678,881	675,837	658,211	626,109	616,670	596,920
Less: accumulated other comprehensive (loss) income	(159,875)	(175,233)	(115,979)	(65,890)	5,729	11,872	18,914	12,185	25,649	21,998
Adjusted tangible common equity	931,310	893,080	712,299	692,177	673,152	663,965	639,297	613,924	591,021	574,922
Divided by common shares outstanding at period end	30,746,600	30,661,734	23,807,677	23,748,748	23,746,502	23,496,058	23,502,215	23,488,884	23,506,312	23,506,586
Book value per common share[1]	$ 30.90	$ 29.58	$ 27.15	$ 28.50	$ 30.75	$ 30.03	$ 29.28	$ 27.94	$ 27.53	$ 26.70
Tangible book value per common share[1]	25.09	23.41	25.05	26.37	28.59	28.76	28.01	26.66	26.23	25.39
Adjusted tangible book value per common share	30.29	29.13	29.92	29.15	28.35	28.26	27.20	26.14	25.14	24.46

	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18
Total common stockholders' equity	$ 614,781	$ 606,631	$ 599,362	$ 588,363	$ 584,293	$ 568,122	$ 549,779	$ 531,919	$ 519,356
Less: goodwill	26,741	26,741	26,741	26,741	26,741	26,741	26,741	26,741	22,192
Less: other intangible assets, net	4,212	4,500	4,799	5,101	5,403	5,756	6,120	6,487	1,921
Tangible common equity	583,828	575,390	567,822	556,521	552,149	535,625	516,918	498,691	495,243
Less: accumulated other comprehensive (loss) income	20,613	15,822	6,333	6,690	5,619	1,524	(2,480)	(6,197)	(4,052)
Adjusted tangible common equity	563,215	559,568	561,489	549,831	546,530	534,101	519,398	504,888	499,295
Divided by common shares outstanding at period end	23,501,233	23,475,948	23,480,945	23,481,781	23,774,238	23,745,985	23,726,559	23,621,235	23,504,063
Book value per common share[1]	$ 26.16	$ 25.84	$ 25.52	$ 25.06	$ 24.58	$ 23.92	$ 23.17	$ 22.52	$ 22.10
Tangible book value per common share[1]	24.84	24.51	24.18	23.70	23.22	22.56	21.79	21.11	21.07
Adjusted tangible book value per common share	23.97	23.84	23.91	23.42	22.99	22.49	21.89	21.37	21.24

**Please see slide 35 for all footnote references included above.*

ORIGIN BANCORP, INC.
28

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of ROATCE and Adjusted ROATCE:

	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20
Net income	$ 29,478	$ 16,243	$ 21,311	$ 20,683	$ 28,322	$ 26,978	$ 27,733	$ 25,513	$ 17,552
Divided by number of days in the quarter	92	92	91	90	92	92	91	90	92
Multiplied by number of days in the year	365	365	365	365	365	365	365	365	366
Annualized net income	$ 116,951	$ 64,442	$ 85,478	$ 83,881	$ 112,364	$ 107,032	$ 111,237	$ 103,469	$ 69,826
Adjusted net income	$ 30,409	$ 31,087	$ 21,949	$ 21,134	$ 24,144	$ 26,978	$ 27,729	$ 25,470	$ 17,374
Divided by number of days in the quarter	92	92	91	90	92	92	91	90	92
Multiplied by number of days in the year	365	365	365	365	365	365	365	365	366
Annualized adjusted net income	$ 120,644	$ 123,334	$ 88,037	$ 85,710	$ 95,789	$ 107,032	$ 111,221	$ 103,295	$ 69,118
Total average common stockholders' equity	$ 913,850	$ 938,752	$ 667,323	$ 722,504	$ 715,614	$ 703,605	$ 672,698	$ 657,863	$ 639,508
Less: average goodwill	131,302	95,696	34,153	34,366	26,824	26,741	26,741	26,741	26,741
Less: average other intangible assets, net	51,495	40,918	16,242	16,775	3,172	3,211	3,424	3,651	3,889
Average tangible common equity	$ 731,053	$ 802,138	$ 616,928	$ 671,363	$ 685,618	$ 673,653	$ 642,533	$ 627,471	$ 608,878
ROATCE	16.00 %	8.03 %	13.86 %	12.49 %	16.39 %	15.89 %	17.31 %	16.49 %	11.47 %
Adjusted ROATCE	16.50	15.38	14.27	12.77	13.97	15.89	17.31	16.46	11.35

ORIGIN BANCORP, INC.
29

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of ROATCE and Adjusted ROATCE, continued:

	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18
Net income	$ 13,095	$ 4,957	$ 753	$ 12,827	$ 14,617	$ 12,283	$ 14,155	$ 13,178	$ 12,318	$ 12,702
Divided by number of days in the quarter	92	92	91	90	92	91	90	92	92	91
Multiplied by number of days in the year	365	365	365	365	365	365	365	365	365	365
Annualized net income	$ 51,953	$ 19,666	$ 3,020	$ 52,021	$ 57,991	$ 49,267	$ 57,406	$ 52,282	$ 48,870	$ 50,948
Total average common stockholders' equity	$ 629,533	$ 617,898	$ 611,162	$ 597,925	$ 588,504	$ 576,761	$ 560,091	$ 541,205	$ 534,250	$ 512,381
Less: average goodwill	26,741	26,741	26,741	26,741	26,741	26,741	26,741	26,741	30,173	22,192
Less: average other intangible assets, net	4,128	4,395	4,690	4,990	5,288	4,308	5,981	6,353	3,318	1,982
Average tangible common equity	$ 598,664	$ 586,762	$ 579,731	$ 566,194	$ 556,475	$ 545,712	$ 527,369	$ 508,111	$ 500,759	$ 488,207
Adjusted net income	$ 12,857	$ 4,957	$ 461	$ 12,827	$ 13,782	$ 11,993	$ 14,155	$ 13,184	$ 12,318	$ 11,140
Divided by number of days in the quarter	92	91	91	92	92	91	90	92	92	91
Multiplied by number of days in the year	366	366	366	365	365	365	365	365	365	365
Annualized adjusted net income	$ 51,149	$ 19,937	$ 1,854	$ 50,890	$ 54,679	$ 48,104	$ 57,406	$ 52,306	$ 48,870	$ 44,682
ROATCE	8.68 %	3.35 %	0.52 %	9.19 %	10.42 %	9.03 %	10.89 %	10.29 %	9.76 %	10.44 %
Adjusted ROATCE	8.54	3.40	0.32	8.99	9.83	8.81	10.89	10.29	9.76	9.15

ORIGIN BANCORP, INC.
30

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

Calculation of Core Efficiency Ratio:

	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20
Total noninterest expense	$ 57,254	$ 56,241	$ 44,150	$ 42,774	$ 40,346	$ 39,165	$ 37,832	$ 39,436	$ 38,884	$ 38,734
Less: insurance and mortgage noninterest expense	8,031	8,479	8,397	8,626	6,580	6,688	6,964	7,252	7,195	7,746
Less: merger and acquisition expense	1,179	3,614	807	571	—	—	—	—	—	—
Less: early termination of LT FHLB advance	—	—	—	—	—	—	—	1,613	—	—
Adjusted total noninterest expense	48,044	44,148	34,946	33,577	33,766	32,477	30,868	30,571	31,689	30,988
Net interest income	84,749	78,523	59,504	52,502	54,180	52,541	54,292	55,239	51,819	50,617
Less: insurance and mortgage net interest income	1,376	1,208	1,082	875	946	1,048	979	1,003	1,236	1,125
Add: Total noninterest income	13,429	13,723	14,216	15,906	16,701	15,923	12,438	17,131	15,381	18,051
Less: insurance and mortgage noninterest income	6,255	4,737	8,047	10,552	5,683	6,179	5,815	8,348	9,326	12,741
Less: gain on fair value of the Lincoln Agency	—	—	—	—	5,213	—	—	—	—	—
Less: gain on sale of securities, net	—	1,664	—	—	75	—	5	1,668	225	301
Adjusted total revenue	$ 90,547	$ 84,637	$ 64,591	$ 56,981	$ 58,964	$ 61,237	$ 59,931	$ 61,351	$ 56,413	$ 54,501
Efficiency Ratio	58.32 %	60.97 %	59.89 %	62.53 %	56.92 %	57.21 %	56.69 %	54.49 %	57.86 %	56.41 %
Core Efficiency Ratio	53.06	52.16	54.10	58.93	57.27	53.03	51.51	49.83	56.17	56.86

	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18
Total noninterest expense	$ 38,220	$ 36,097	$ 36,534	$ 35,064	$ 37,095	$ 35,381	$ 35,023	$ 34,344	$ 32,012
Less: insurance and mortgage noninterest expense	7,944	6,463	6,432	6,435	6,343	6,096	6,429	7,055	5,670
Less: FDIC fund assessment benefit	—	—	—	(1,037)	—	—	—	—	—
Adjusted total noninterest expense	30,276	29,634	30,102	29,666	30,752	29,285	28,594	27,289	26,342
Net interest income	46,290	42,810	44,095	44,622	42,969	42,026	42,061	39,497	37,170
Less: insurance and mortgage net interest income	1,204	872	735	776	457	346	409	359	189
Add: Total noninterest income	19,076	12,144	10,818	12,880	11,176	11,604	10,588	10,237	10,615
Less: insurance and mortgage noninterest income	13,826	6,456	5,787	6,295	6,288	6,116	4,769	5,927	4,143
Less: gain on sale of securities, net	—	54	—	20	—	—	(8)	—	—
Less: other noninterest income[23]		316			367				1,977
Adjusted total revenue	$ 50,336	$ 47,256	$ 48,391	$ 50,411	$ 47,033	$ 47,168	$ 47,479	$ 43,448	$ 41,476
Efficiency Ratio	58.47 %	65.69 %	66.53 %	60.98 %	68.51 %	65.97 %	66.52 %	69.06 %	66.99 %
Core Efficiency Ratio	60.15	62.71	62.21	58.85	65.38	62.09	60.22	62.81	63.51

**Please see slide 35 for all footnote references included above.*

ORIGIN BANCORP, INC.
31

ORIGIN BANCORP, INC. _______ Year Ended December 31, 2022 December 31, 2021 Calculation of adjusted net income: DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED Net interest income after provision for credit losses $ 250,587 $ 227,017 Add: CECL provision on non-PCD loans 14,890 — Adjusted net interest income after provision for credit losses $ 265,477 $ 227,017 Total noninterest income $ 57,274 $ 62,193 Less: GNMA MSR impairment (1,950) — Less: Gain on sales of securities, net 1,664 1,748 Less: Gain on fair value of the Lincoln Agency — 5,213 Adjusted total noninterest income $ 57,560 $ 55,232 Total noninterest expense $ 200,419 $ 156,779 Less: Merger and acquisition expense 6,171 — Adjusted total noninterest expense $ 194,248 $ 156,779 Income tax expense $ 19,727 $ 23,885 Add: Income tax expense 4,483 (1,462) Adjusted income tax expense $ 24,210 $ 22,423 Net income $ 87,715 $ 108,546 Adjusted Net Income $ 104,579 $ 103,047 Calculation of adjusted PTPP earnings: Provision for credit losses $ 24,691 $ (10,765) Less: CECL provision for non-PCD loans 14,890 — Adjusted provision for credit losses $ 9,801 $ (10,765) Adjusted Net income $ 104,579 $ 103,047 Add: adjusted provision for credit losses 9,801 (10,765) Add: adjusted income tax expense 24,210 22,423 Adjusted PTPP earnings $ 138,590 $ 114,705 32 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ORIGIN BANCORP, INC. _______ Year Ended December 31, 2022 December 31, 2021 Calculation of adjusted dilutive EPS: DOLLARS IN THOUSANDS, UNAUDITED Adjusted Net Income $ 104,579 $ 103,047 Denominator: Weighted average diluted common shares outstanding 26,760,592 23,608,586 Diluted earnings per share $ 3.28 $ 4.60 Adjusted diluted earnings per share 3.91 4.36 Calculation of adjusted ROAA and adjusted ROAE: Adjusted Net Income $ 104,579 $ 103,047 Divided by total average assets 8,686,231 7,470,927 ROAA 1.01% 1.45 % Adjusted ROAA 1.20 1.38 Divided by total average stockholders' equity $ 811,483 $ 687,648 ROAE 10.81% 15.79 % Adjusted ROAE 12.89 14.99 Calculation of adjusted PTPP ROAA and ROAE: Adjusted PTPP Earnings $ 138,590 $ 114,705 Divided by total average assets 8,686,231 7,470,927 Adjusted PTPP ROAA 1.60% 1.54 % Divided by total average stockholders' equity $ 811,483 $ 687,648 Adjusted PTPP ROAE 17.08% 16.68% 33 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ORIGIN BANCORP, INC. _______ Year Ended December 31, 2022 December 31, 2021 Calculation of ROATCE and Adjusted ROATCE: DOLLARS IN THOUSANDS, UNAUDITED Net income $ 87,715 $ 108,546 Adjusted net income 104,579 103,047 Total average common stockholders’ equity 811,483 687,648 Less: average goodwill 74,205 26,762 Less: average other intangible assets, net 31,479 3,363 Average tangible common equity $ 705,799 $ 657,523 ROATCE 12.43% 16.51 % Adjusted ROATCE 14.82 15.67 Calculation of core efficiency ratio: Total noninterest expense $ 200,419 $ 156,779 Less: Insurance and mortgage noninterest expense 33,533 27,484 Less: Merger and acquisition expense 6,171 — Less: Other noninterest expense — 1,613 Adjusted total expense $ 160,715 $ 127,682 Net interest income $ 275,278 $ 216,252 Less: Insurance and mortgage net interest income 4,541 3,975 Add: Noninterest income 57,274 62,193 Less: Insurance and mortgage noninterest income 29,591 26,025 Less: Gain on sale of securities, net 1,664 1,748 Less: Gain on fair value of the Lincoln Agency — 5,213 Adjusted total revenue $ 296,756 $ 241,484 GAAP efficiency ratio 60.27% 56.31 % Core efficiency ratio 54.16 52.87 34 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ORIGIN BANCORP, INC. _______ 35 PRESENTATION NOTES (1) Excludes mortgage warehouse loans. (2) East Texas represents the nine branches acquired in the BTH merger predominately centered in Gregg, Panola, Rusk, Smith, and Wood counties. (3) As used in this presentation,adjusted net income, adjusted PTPP, adjusted diluted EPS, adjusted ROAA, adjusted PTPP ROAA, adjusted ROAE, adjusted PTPP ROAE, tangible book value per common share, adjusted tangible book value per common share, ROATCE, adjusted ROATCE and core efficiency ratio are either non-GAAP financial measures or use a non-GAAP contributor in the formula. For a reconciliation of these alternative financial measures to their comparable GAAP measures, see slides 22-34 of this presentation. (4) NIM - FTE, adjusted, is calculated for the quarter ended December 31, 2022 and September 30, 2022, by removing the net purchase accounting accretion from the net interest income. For periods prior to September 30, 2022, it is calculated by removing average PPP loans from average interest-earning assets and removing the associated interest income (net of 35 basis points assumed cost of funds on average PPP loan balances) from net interest income. (5) A decline in accumulated other comprehensive loss during the year-to-date period ended December 31, 2022, negatively impacted total stockholders' equity, tangible common equity, book value per common share and tangible book value per common share, primarily due to the steepening of the short end of the yield curve that occurred during the first three quarters of 2022 and its impact on our investment portfolio. (6) The ALCL to total LHFI, adjusted is calculated at December 31, 2022 and September 30, 2022, by excluding the ALCL for warehouse loans from the total LHFI ALCL in the numerator and excluding the warehouse loans from the LHFI in the denominator. For the periods prior to September 30, 2022, it is calculated by excluding the ALCL for warehouse loans from the total LHFI ALCL in the numerator and excluding the PPP and warehouse loans from the LHFI in the denominator. Due to their low-risk profile, mortgage warehouse loans require a disproportionately low allocation of the ALCL. (7) Total LHFI, Adjusted excludes mortgage warehouse loans for all periods presented and PPP loans for periods prior to September 30, 2022. (8) Annualized. (9) A decline in accumulated other comprehensive loss during the YTD period ended December 31, 2022, negatively impacted total stockholders' equity, tangible common equity and ROATCE, primarily due to the steepening of the short end of the yield curve that occurred during the first three quarters of 2022 and its impact on our investment portfolio. (10) OBNK and KBW Nasdaq cumulative total shareholder return assumes $100 Invested on December 31, 1996, and any dividends are reinvested. Data for OBNK cumulative total shareholder return prior to May 9, 2018, is based upon private stock transactions and is not reflective of open market trades. (11) Excludes mortgage warehouse loans and, for all periods prior to 3Q22, PPP loans. (12) Periods prior to 2022 exclude PPP loans. (13) Does not include loans held for sale. (14) PPP loans are immaterial at 3Q22 and 4Q22 and are included in C&I for these periods. (15) PPP loans are immaterial for the quarters ended September 30, 2022, and December 31, 2022; therefore, metrics for 3Q22 and 4Q22 are calculated using unadjusted LHFI. (16) The accumulated other comprehensive (loss) income primarily represents the unrealized loss, net of tax benefit, of available for sale securities and is a component of equity. (17) Yield on LHFI excl. PPP loans and purchase accounting adjustments ("PAA") reflects the exclusion of PPP loans for periods prior to 3Q22 and the exclusion of PAA for 4Q22 and 3Q22. (18) Net interest income excl. MW LOC, adjusted, and NIM (FTE), adjusted, excludes PPP income from periods prior to 3Q22, and PAA net accretion for 4Q22 and 3Q22. (19) Mortgage banking revenue for 3Q22 was adjusted for the $1.95 million impairment on the GNMA MSR portfolio. (20) To benefit future income, the Company elected to unwind a one-way swap during the quarter ended December 31, 2021, and paid an early termination fee of $296,000. (21) December 31, 2022, dollars and ratios are estimated. (22) 3Q22 does not include BTH Bank, which elected the Community Bank Leverage Ratio. (23) Other noninterest income represents a $316,000 payout on a BOLI life insurance policy during 1Q20 and a $367,000 and $2.0 million valuation adjustment on a non-marketable equity security during 2Q19 and 2Q18, respectively.